UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)    August 27, 2004

ZENITH NATIONAL INSURANCE CORP.

(Exact name of registrant as specified in its charter)

Commission file number 1-9627

Delaware	95-2702776
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

21255 Califa Street, Woodland Hills, CA	91367-5021
(Address of principal executive offices)	(Zip Code)

(818) 713-1000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

On August 27, 2004, the Registrant issued the press release attached hereto as Exhibit 99.1 and it is incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.

        (c) Exhibits

Number	Exhibit
99.1	Press Release of Zenith National Insurance Corp. Dated August 27, 2004

SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZENITH NATIONAL INSURANCE CORP.

Dated: August 27, 2004	By:	/s/ William J. Owen
Name: William J. Owen
Title: Senior Vice President
and Chief Financial Officer

Index to Exhibits

Number	Exhibit
99.1	Press Release of Zenith National Insurance Corp. Dated August 27, 2004